                                                                   EXHIBIT 10.29

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September __ 1999, is hereby made and entered into by and between BAKER HUGHES INCORPORATED, a Delaware corporation (the "Company"), and the undersigned bank (the "Bank").

                                   WITNESSETH

         WHEREAS, the Company and the Bank have entered into that certain Credit Agreement dated as of October 1, 1998 with an initial term of 364 days (the "Credit Agreement"); and

         WHEREAS, the Company and the Bank desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Company and the Bank agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT.

          (a) Section 1.01 (Definitions) of the Credit Agreement is amended as follows:

              (i) The words "or the most recent amendment to this agreement" are inserted between the words "Agreement" and "as" in the second line of the definition of "Commitment Limit."

              (ii) The following phrase is added at the end of the definition of "LIBOR Margin":

                   "; provided, further, that, in the event that the aggregate Eurodollar Advances and Reference Rate Advances outstanding exceed thirty-three and one-third percent (331/3%) of the Commitment Limit, then the Eurodollar Rates in (a), (b) and
                   (c) above shall be increased to .245%, .35% and .52%, respectively, for all Eurodollar Advances outstanding during the period in which the aggregate Eurodollar Advances and Reference Rate Advances outstanding exceed thirty-three and one-third percent (331/3%) of the Commitment Limit."

          (b) Section 2.04 (Facility and Origination Fees) of the Credit Agreement is amended by adding the following subsection (c):

                   "(c) Up-Front Fee. If the Bank consents to the Company's Extension Request pursuant to Section 3.01(h), then the Company



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                                                                   EXHIBIT 10.29

                   agrees to pay the Bank a one-time fee, in Dollars, equal to .03% of the Commitment Limit, payable no later than October 15, 1999."

          (c) Exhibit B (Bank and Other Banks) to the Credit Agreement is amended in its entirety and replaced with a new Exhibit B as attached hereto.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company's execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action, do not require the consent or approval of any governmental body or other regulatory authority, and are not in contravention of or in conflict with any law or regulation applicable to the Company or any term or provision of the charter or bylaws of the Company. This Amendment is the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be

              (i) limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws from time to time in effect and judicial decisions relating to or affecting the enforceability of creditors' rights and debtor's obligations generally, and

              (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3. REAFFIRMATION OF CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in the Credit Agreement shall hereafter be deemed to refer to the Credit Agreement, as amended hereby.

     4. DEFINED TERMS. Terms used but not defined herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, United States of America.

     6. COUNTERPARTS. This Amendment may be separately executed (including execution by delivery of a facsimile or telecopied signature) in any number of counterparts and by different parties hereto in separate



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                                                                   EXHIBIT 10.29

        counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     7. SEVERABILITY. If any term or provision of this Amendment shall be determined to be illegal or unenforceable, all other terms and provisions of those documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     8. HEADINGS. Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

     9. FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                                                   EXHIBIT 10.29

         IN WITNESS WHEREOF, the Company and the Bank have caused this First Amendment to Credit Agreement to be duly executed as of the day and year first above written.

COMPANY:
BAKER HUGHES INCORPORATED



By:
   ---------------------------------
       H. Gene Shiels
       Assistant Treasurer


BANK:



By:
   ---------------------------------
Name:
Title:


Commitment Limit:
(if different than limit on signature page to Credit Agreement)



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                                                                   EXHIBIT 10.29

                                    EXHIBIT B
                              BANK AND OTHER BANKS


Bank and Other Banks                                                Commitment Limit
--------------------                                                ----------------
ABN AMRO Bank N.V.                                                    12,500,000
Australia and New Zealand Banking Group Limited                       12,500,000
Bank of America National Trust and Savings Association                28,125,000
Bank of Tokyo-Mitsubishi, Ltd.                                        12,500,000
The Bank of New York                                                  12,500,000
Barclays Bank PLC                                                     25,000,000
Bayerische Hypo- Und Vereinsbank AG                                   12,500,000
Chase Bank of Texas, National Association                             28,125,000
Citibank, NA                                                          28,125,000
Credit Suisse First Boston                                            12,500,000
Dresdner Bank AG, New York Branch                                     12,500,000
Morgan Guaranty Trust Company of New York                             28,125,000
Northern Trust Company                                                12,500,000
Royal Bank of Canada                                                  12,500,000
                                                                     -----------

         TOTAL                                                       250,000,000



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